Discontinued Operations	12 Months Ended
Dec. 31, 2020
Disclosure of discontinued operations [Abstract]
Discontinued Operations
Note 27 – Discontinued Operations

(a)	I.C. Power (Latin America businesses)

In December 2017, Kenon, through its wholly-owned subsidiary Inkia Energy Limited (“Inkia”), sold its Latin American and Caribbean power business to an infrastructure private equity firm, I Squared Capital (“ISQ”). As a result, the Latin American and Caribbean businesses were classified as discontinued operations.

At the date of closing of the sale, as part of the purchase agreement ISQ entered into a four-year $175 million deferred payment obligation accruing 8% interest, payable in kind. This was repaid in full in October 2020 (refer to Note 13 for further details).

Kenon’s subsidiaries are entitled to receive payments in connection with certain claims held by companies within Inkia’s businesses. In 2018, a loss of $5.6 million was recognized, net of taxes payable in relation to adjustments to the sale price as mentioned above, in discontinued operations.

In 2019, one of Kenon’s subsidiaries received a favorable award in a commercial arbitration proceeding relating to retained claims from the sale of the Inkia business. An amount of $25 million, net of taxes, was recognized in discontinued operations.

In 2020, following the completion of a tax review related to the sale, Kenon recognized income of $8 million, net of taxes.

Set forth below are the results attributable to the discontinued operations

	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2018
	$ Thousands
Recovery of retained claims	9,923	30,000	5,340
Income taxes	(1,447)	(5,347)	(10,971)
Profit/(loss) after income taxes	8,476	24,653	(5,631)

Net cash flows provided by/(used in) investing activities	8,476	24,567	(155,361)